UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2014

NEWBRIDGE BANCORP

 (Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Item 2.02. Results of Operations and Financial Condition

On October 23, 2014, NewBridge Bancorp issued a press release announcing earnings for the third quarter and first nine months of 2014. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 2.02 – Results of Operations and Financial Condition.

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated October 23, 2014.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: October 23, 2014	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi,
Chief Financial Officer

4

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated October 23, 2014

5